GREAT-WEST FUNDS, INC.

Great-West Loomis Sayles Bond Fund

Institutional Class Ticker: MXUGX

Investor Class Ticker: MXLMX

(the “Fund”)

Supplement dated July 13, 2018 to the Prospectus and Summary Prospectus for the

Fund, each dated April 30, 2018 and the Statement of Additional Information

for Great-West Funds, Inc., dated April 30, 2018

Loomis, Sayles, & Company, L.P. (“Loomis”) currently serves as sub-adviser to the Fund. At an in-person meeting held on June 21, 2018 the Board of Directors of Great-West Funds, Inc. approved the addition of Newfleet Asset Management, LLC (“Newfleet”) as an additional sub-adviser to the Fund effective August 24, 2018 (the “Effective Date”).

Accordingly, on the Effective Date the Fund’s name will change as reflected below in the Prospectus, Summary Prospectus and Statement of Additional Information:

Old Name	New Name
Great-West Loomis Sayles Bond Fund	Great-West Multi-Sector Bond Fund

On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), as applicable:

In the section entitled “Principal Investment Strategies” on page 1 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund may invest up to 65% of its total assets in securities of below investment grade quality (“high yield-high risk” or “junk”) bonds. It may invest up to 50% of its total assets in foreign securities, including emerging markets; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 50% limitation. The Fund may invest up to 20% in preferred stock and convertible preferred stock. The Fund may also invest in bank loans. The Fund may invest in securities of any maturity and of any duration.

The Fund’s investment portfolio is managed by two sub-advisers: Loomis, Sayles, & Company, L.P. (“Loomis”) and Newfleet Asset Management, LLC (“Newfleet”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). Loomis seeks to invest in fixed income securities by focusing on good relative value based on the credit outlook of the issuer and maximum total return potential. Newfleet seeks to invest in a diversified portfolio of bonds using a sector rotation approach.

GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Loomis and a 50% allocation of the Fund’s assets to Newfleet. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.”

In the section entitled “Principal Investment Risks” on page 2 of the Prospectus and Summary Prospectus, the following risks are being added:

“Emerging Markets Risk - Securities in emerging markets may be substantially more volatile, and substantially less liquid, than securities located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.”

In the section entitled “Sub-Adviser” on page 4 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

Loomis and Newfleet”

In the section entitled “Portfolio Managers” on page 4 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Loomis
Daniel J. Fuss, CFA and CIC	Executive Vice President and Vice Chairman	1994
Matthew J. Eagan, CFA	Vice President, Portfolio Manager	2013
Elaine M. Stokes	Vice President, Portfolio Manager	2013
Brian P. Kennedy	Vice President, Portfolio Manager	2016
Newfleet
David L. Albrycht, CFA	President and Chief Investment Officer	2018
Benjamin L. Caron, CFA	Senior Managing Director, Portfolio Manager	2018
Stephen H. Hooker, CFA	Managing Director, Portfolio Manager	2018

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Strategies” on page 4 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Principal Investment Strategies

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity.

The Fund may invest up to 65% of its total assets in securities of below investment grade quality (“high yield-high risk” or “junk”) bonds. Below investment grade securities are rated BB or lower by Standard & Poor’s or which have a comparable rating from another nationally recognized statistical rating organization, or are of comparable quality if unrated. Below investment grade quality bonds include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

The Fund may invest up to 50% of its total assets in foreign securities, including emerging markets; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 50% limitation. A foreign security is a security issued in the currency of a country other than the United States and includes both foreign corporate or government issuers.

The Fund may invest up to 20% in preferred stock and convertible preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Convertible preferred stock is preferred stock that includes an option for stockholders to convert the preferred stock into a fixed number of shares of common stock, usually after a predetermined date.

The Fund may also invest in bank loans, which include institutionally-traded floating rate securities. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings.

The Fund may invest in securities of any maturity and of any duration. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates.

The Fund’s investment portfolio is managed by Loomis and Newfleet. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Loomis and a 50% allocation of the Fund’s assets to Newfleet. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.”

Under the header “More Information About the Fund”, in the section entitled “Securities Lending” on page 5 of the Prospectus, the second paragraph is hereby deleted in its entirety and replaced with the following:

“Each of the Sub-Advisers may manage other mutual funds having similar names, investment objectives and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.”

Immediately following the section entitled “Securities Lending” on page 5 of the Prospectus, the following section is added:

“How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

Loomis manages a portion of the Fund. Three themes typically drive Loomis’ investment approach. First, Loomis generally seeks fixed-income securities that are attractively valued relative to the Loomis credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, Loomis may invest significantly in securities the prices of which they believe are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. government securities, investment grade corporate securities, securitized assets, high-yield corporate securities, emerging market securities, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which securities to buy and sell, Loomis may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis’ expectations regarding general trends in interest rates and currency considerations. Loomis will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile and potential return.

Newfleet manages a portion of the Fund. Newfleet seeks to invest in a diversified portfolio of bonds that are in one of the following market sectors:

•	Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•

Collateralized mortgage obligations, real estate mortgage investment conduits, and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•

Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

•	High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

Newfleet may invest in all or some of these sectors. If, after the time of investment, the rating declines, the Fund is not obligated to sell the security. Newfleet seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by Newfleet for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that Newfleet believes offer the best potential for total return based on risk-reward tradeoff.

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Risks” on page 5 of the Prospectus, the following risk is being added:

“Emerging Markets Risk - The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in emerging market countries may be considered speculative.

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed and asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transactions costs. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected for the Fund.”

Under the header “Management and Organization”, in the section entitled “Sub-Adviser” on page 8 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above. The following is additional information regarding the Sub-Advisers:

Loomis Sayles, & Company, L.P. is a Delaware limited partnership, registered as an investment adviser with the SEC. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The Fund is co-managed by Daniel J. Fuss, Matthew J. Eagan, Elaine M. Stokes, and Brian P. Kennedy. Mr. Fuss, CFA and CIC, Executive Vice President and Vice Chairman, has been with Loomis Sayles since 1976. He earned a B.S. and an M.B.A. from Marquette University. Mr. Eagan, CFA, Vice President and Portfolio Manager, has been employed by Loomis Sayles since 1997. He earned his B.A. from Northeastern University and an M.B.A. from Boston University. Ms. Stokes, Vice President and Portfolio Manager, has been employed by Loomis Sayles since 1988. She earned her B.S. from St. Michael’s College. Mr. Kennedy, Vice President and Portfolio Manager, has been employed by Loomis Sayles since 1994. He earned his B.S. from Providence College and an M.B.A. from Babson College. Finance from the University of Chicago in 2006.

Newfleet Asset Management, LLC, is a Delaware limited liability corporation, registered as an investment adviser with the SEC. Its principal business address is 100 Pearl Street, Hartford, Connecticut 06103.

The Fund is co-managed by David L. Albrycht, Benjamin L. Caron, and Stephen H. Hooker. Mr. Albrycht, CFA, President and Chief Investment Officer, has been employed by Newfleet since 2011. Prior to joining Newfleet in 2011, he was Executive Managing Director and Vice President, Fixed Income, of Goodwin Capital Advisers, Inc. (previously known as Phoenix Investment Council), a former affiliate of Virtus Investment Partners. Mr. Albrycht began his investment career in 1985 at Phoenix Investment Council. He earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut.

Mr. Caron, CFA, Senior Managing Director, has been employed by Newfleet since 2011. Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, Inc. He joined Goodwin in 2002 and began his career in the investment industry in 1997. He earned a B.A. from Syracuse University and an M.B.A. from Suffolk University.

Mr. Hooker, CFA, Managing Director and Portfolio Manager, has been employed by Newfleet since 2011. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively. Prior to 2005, he was at Phoenix Investment Council for 12 years as a member of the multi-sector investment team. Mr. Hooker began his career in the investment industry in 1993. He earned a B.A. from Trinity College.”

Under the header “INVESTMENT POLICIES AND PRACTICES”, on page 3 of the SAI, the following sections are being added:

“CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets.

CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”) “Yankee bonds” are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

Foreign Investment Companies. Some foreign countries may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Mortgage Pass-through Securities. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s sub-adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities, and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Stripped Mortgage-backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities.

Privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Sovereign Debt. Sovereign debt is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. A Fund may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that a Fund holds nonperforming sovereign debt, the Fund may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

In the section entitled “Sub-Advisers,” under “LOOMIS, SAYLES, & COMPANY, L.P.”, on page 64 of the SAI, the first paragraph is hereby deleted in its entirety and replaced with the following:

“LOOMIS, SAYLES, & COMPANY, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as a Sub-Adviser to the Great-West Multi-Sector Bond and Great-West Loomis Sayles Small Cap Value Funds pursuant to a Sub-Advisory Agreement among the Funds, GWCM and Loomis Sales dated December 5, 2013, as amended. Loomis Sayles is a Delaware limited partnership owned by Natixis Investment Managers, L.P. (formerly Natixis Global Asset Management, L.P.) (“Natixis LP”). Natixis LP is part of Natixis Investment Managers (formerly Natixis Global Asset Management), an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles’ principal business address is One Financial Center, Boston, Massachusetts 02111.”

In the section entitled “Sub-Advisers,” following “MASSACHUSETTS FINANCIAL SERVICES COMPANY.” on page 68 of the SAI, a new section is being added:

“NEWFLEET ASSET MANAGEMENT, LLC

Newfleet Asset Management, LLC (“Newfleet”) serves as a Sub-Adviser to the Great-West Multi-Sector Bond Fund pursuant to a Sub-Advisory Agreement dated August 24, 2018. Newfleet is an indirect wholly owned subsidiary of Virtus Investment Partners, a provider of asset management solutions for individual and institutional investors.

GWCM is responsible for compensating Newfleet, which receives monthly compensation for its services at the annual rate of 0.15% of the average daily net asset value on all assets.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2017.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
David Albrycht, CFA	18	10,644	2	108	0	0	2	262	0	0	0	0
Ben Caron, CFA	2	636	0	0	0	0	0	0	0	0	0	0
Stephen Hooker, CFA	3	277	0	0	2	39	1	87	0	0	0	0

Material Conflicts of Interest Policy

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Newfleet makes investment decisions for all accounts (including institutional accounts, mutual funds, closed end funds, actively managed exchange traded funds, and UCITS accounts) based on each account’s availability of other comparable investment opportunities and Newfleet’s desire to treat all accounts fairly and equitably over time. Newfleet maintains trade allocation and aggregation policies and procedures to address these potential conflicts.

Compensation

The Newfleet compensation package for all investment professionals is outlined below. While the exact percentage of compensation derived from each category will vary slightly from professional to professional and from year to year, on average the breakdown for professional compensation has been as follows:

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Base Salary: 45% - Each investment professional is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

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Incentive Bonus: 45% - An “incentive bonus” can be defined as a cash award targeted to reward portfolio performance, acquisition of new assets, client feedback, and the achievement of overall firm-wide goals. Incentive bonus pools are based upon individual firm profits and in some instances overall profitability of Newfleet’s parent, Virtus Investment Partners. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.

•

Long-Term Bonus: 10% - A “long-term bonus” can be defined as equity options targeted to reward similar performance parameters. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

Other Benefits: Investment professionals are also eligible to participate in broad-based plans offered generally to Newfleet employees, including 401(k), health, and other employee benefit plans.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of July 13, 2018.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 30, 2018, and the Statement of Additional Information for Great-West Funds, Inc., dated

April 30, 2018.

Please keep this Supplement for future reference.